SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 29, 2002

HPL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32967	77-0550714
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2033 Gateway Place, San Jose, California		95011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone no., including area code:  (408) 437-1466

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5.  Other Events.

                On July 29, 2002, HPL Technologies, Inc. (the “Company”) issued a press release announcing that it had received a Nasdaq Staff Determination on July 22, 2002, indicating that the Company fails to comply with the Nasdaq listing standards and that the Company has requested a hearing to appeal the Staff Determination.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

Exhibits.

99.1	Press Release issued by HPL Technologies, Inc. on July 29, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HPL TECHNOLOGIES, INC.

Date: July 29, 2002	/s/ Michael Scarpelli
Michael Scarpelli
Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release issued by HPL Technologies, Inc. on July 29, 2002.